                                                                    Exhibit 99.1

                                   SIGNATURES

                                            BECKER DRAPKIN MANAGEMENT, L.P.

                                            By:    BC Advisors, LLC
                                            Its:   General Partner

                                            By:    /s/ Ashley Sekimoto
                                                   -------------------------
                                            Name:  Ashley Sekimoto
                                            Title: Attorney-in-Fact
                                            Date:  September 5, 2013

                                            BECKER DRAPKIN PARTNERS (QP), L.P.

                                            By:    Becker Drapkin Management, L.P.
                                            Its:   General Partner

                                            By:    BC Advisors, LLC
                                            Its:   General Partner

                                            By:    /s/ Ashley Sekimoto
                                                   ------------------------
                                            Name:  Ashley Sekimoto
                                            Title: Attorney-in-Fact
                                            Date:  September 5, 2013

                                            BECKER DRAPKIN PARTNERS, L.P.

                                            By:    Becker Drapkin Management, L.P.
                                            Its:   General Partner

                                            By:    BC Advisors, LLC
                                            Its:   General Partner

                                            By:    /s/ Ashley Sekimoto
                                                   ------------------------
                                            Name:  Ashley Sekimoto
                                            Title: Attorney-in-Fact
                                            Date:  September 5, 2013

                                            BC ADVISORS, LLC

                                            By:    /s/ Ashley Sekimoto
                                                   ------------------------
                                            Name:  Ashley Sekimoto
                                            Title: Attorney-in-Fact
                                            Date:  September 5, 2013

                                            STEVEN R. BECKER

                                            /s/ Ashley Sekimoto
                                            ---------------------------------
                                            Name:  Ashley Sekimoto
                                            Title: Attorney-in-Fact
                                            Date:  September 5, 2013

                                            MATTHEW A. DRAPKIN

                                            /s/ Ashley Sekimoto
                                            ---------------------------------
                                            Name:  Ashley Sekimoto
                                            Title: Attorney-in-Fact
                                            Date:  September 5, 2013